Exhibit 10.1(1)

Exhibit A to the Sponsor Agreement – Direxion Shares ETF Trust II

Separate Series of Direxion Shares ETF Trust II

Name of Series
Direxion Daily Gold Bull 3X Shares
Direxion Daily Gold Bear 3X Shares
Direxion Daily Silver Bull 3X Shares
Direxion Daily Silver Bear 3X Shares
Direxion Daily Japanese Yen Bull 3X Shares
Direxion Daily Japanese Yen Bear 3X Shares
Direxion Daily Dollar Bull 3X Shares
Direxion Daily Dollar Bear 3X Shares
Direxion Daily Euro Bull 3X Shares
Direxion Daily Euro Bear 3X Shares
Direxion Daily Gold Bear 1X Shares Direxion Daily Silver Bear 1X Shares